SUN CAPITAL ADVISERS TRUST

SC Lord Abbett Growth & Income Fund

Supplement dated November 19, 2010

To the Statement of Additional Information dated May 1, 2010

Effective immediately, the following sections of the Statement of Additional Information, dated May 1, 2010, relating to SC Lord Abbett Growth & Income Fund (the “Fund”) are hereby revised as indicated:

a)  All references to Eli M. Salzmann and Lawrence D. Sachs in the Statement of Additional Information are hereby deleted.

b)  Beginning on page 47 under the heading “Portfolio Managers,” Robert P. Fetch is hereby added as portfolio manager of the Fund in the two places where the Fund is referenced.

c)  In the section entitled “Other Accounts Managed by Portfolio Managers – Lord, Abbett & Co. LLC.” beginning on page 61, the account information as of September 30, 2010 for Robert P. Fetch is hereby added as follows:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Robert P. Fetch
Other Registered Investment Companies	15	$ 10,260.4
Other Pooled Vehicles	2	$ 288.7
Other Accounts	140	$ 662.4*
*Does not include $25.3 million for which Lord Abbett provides investment models to managed account sponsors.

d)  In the section entitled “Performance fees – Lord Abbett.” on page 61, the performance fee information as of September 30, 2010 for Robert P. Fetch is hereby added as follows:

Manager	Total # of Performance-based Fee Accounts	Total Assets Under Management (in millions)
Robert P. Fetch
Other Registered Investment Companies	0	$ 0
Other Pooled Vehicles	0	$ 0
Other Accounts	1	$ 303.2